                                                                   EXHIBIT 4.1



      COMMON STOCK                                        COMMON STOCK

INCORPORATED UNDER THE LAWS OF                     SEE REVERSE FOR STATEMENTS
  THE STATE OF CALIFORNIA                             RELATING TO RIGHTS
                                                  PREFERENCES, PRIVILEGES AND
                                                      RESTRICTIONS, IF ANY

                                                    CUSIP


   THIS CERTIFIES THAT



   IS THE RECORD HOLDER OF


    FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, NO PAR VALUE, OF

                                    VDI Media


transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signature of its duly authorized officers.


Dated:
                                   VDI Media
                                  INCORPORATED
                                 March 22, 1990

                                   CALIFORNIA

    Donald R. Stine                                     R. Luke Stefanko
       Secretary                                  President and Chief Executive
                                                            Officer




COUNTERSIGNED AND REGISTERED:
    AMERICAN STOCK TRANSFER & TRUST COMPANY
              TRANSFER AGENT AND REGISTRANT

By

                           AUTHORIZED SIGNATURE





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     The Corporation is authorized to issue two classes of stock, Common
Stock and Preferred Stock. The Board of Directors of the Corporation has the authority to fix the number of shares and the designation of any series of Preferred Stock and to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any unissued series of Preferred Stock.

     A statement of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes or series of shares and upon the holders thereof as established by the Articles of Incorporation of the Corporation and by any certificate of determination, and the number of shares constituting each class or series and the designations thereof, may be obtained by any shareholder of the Corporation upon written request and without charge from the Secretary of the Corporation as its corporate headquarters.

     The following abbreviations, when used in the incorporation on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  --  as tenants in common
TEN ENT  --  as tenants by the entries
JT TEN   --  as joint tenants with right of
             survivorship and not as tenants
             in common

UNIF GIFT MIN ACT -- ..........Custodian...........
                     (Cust)               (Minor)
                     under Uniform Gifts to Minors
                     Act ..........................
                                (State)
UNIF TRF MIN ACT -- .... Custodian (Until age ....)
                    (Cust)
                    ....... under Uniform Transfers
                    (Minor)
                    to Minors Act .................
                                      (State)

     Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED, ______________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------
/                                    /
--------------------------------------

_______________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated_________________________________


                                      X _______________________________________

                                      X _______________________________________

                                NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                        MUST CORRESPOND WITH THE NAME(S) AS
                                        WRITTEN UPON THE FACE OF THE
                                        CERTIFICATE IN EVERY PARTICULAR,
                                        WITHOUT ALTERATION OR ENLARGEMENT OR
                                        ANY CHANGE WHATSOEVER.


Signature(s) Guaranteed



By _____________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS), STOCKHOLDERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO a.s.c. RULE 17ad15.